Manning & Napier Fund, Inc.

World Opportunities Series – Class A Shares

Summary Prospectus | January 23, 2012	Ticker: EXWAX

This is the Summary Prospectus of the World Opportunities Series – Class A Shares, a series of Manning & Napier Fund, Inc. (the “Fund”). Before you invest, you may want to review the prospectus of the Series, which contains more information about the Series and its risks. You can find the prospectus and other information about the Series, including the Series’ statement of additional information and most recent reports to shareholders, online at http://www.manningnapierfunds.com/documents.asp?symbol=EXWAX. You can also get this information at no cost from the Fund by calling 1-800-466-3863, by sending an email to orders@mysummaryprospectus.com, or from your financial intermediary. The prospectus of the Class A Shares of the Series dated May 1, 2011 as amended June 1, 2011 and most recently supplemented January 20, 2012 and the statement of additional information dated May 1, 2011 and most recently supplemented January 20, 2012 are each incorporated by reference into this Summary Prospectus.

Investment Goal

The Series’ investment objective is to provide long-term growth by investing principally in the common stocks of companies located around the world.

Fees and Expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Series.

WORLD OPPORTUNITIES SERIES – CLASS A SHARES
Shareholder Fees (paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.11%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.12%[1]

1 The total annual fund operating expenses in this fee table may not correlate to the expense ratio in the financial highlights in this prospectus (and in the Series’ financial statements) because the financial highlights include only the Series’ direct operating expenses and do not include fees and expenses incurred indirectly by the Series through its investments in other investment companies.

Example

The Example below is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

AFTER 1 YEAR	AFTER 3 YEARS	AFTER 5 YEARS	AFTER 10 YEARS
$114	$356	$617	$1,363

Portfolio Turnover

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Series shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the Series. During the most recent fiscal year, the portfolio turnover rate of the Series was 39% of the average value of its portfolio.

Principal Investment Strategies

The Series invests primarily in common stocks of companies from outside the United States. The Series may also invest in American Depository Receipts (ADRs) and other U.S. dollar denominated securities of foreign issuers. The Series may invest in stocks of small, large, or mid-size companies both in developed countries and in emerging market countries.

The Series may purchase shares of exchange-traded funds (ETFs), including to establish a diversified position in a particular sector of the market or to be fully invested while awaiting an opportunity to purchase securities directly. The Advisor believes that purchasing ETFs in such a manner may allow the Series to invest in a particular sector of the market more efficiently than would otherwise be possible.

The Series may, but is not required to, undertake hedging activities and may invest in forward foreign currency contracts to hedge currency risks associated with the purchase of individual securities denominated in a foreign currency.

The Advisor uses a “bottom-up” strategy, focusing on individual security selection to choose stocks from companies around the world. The Advisor analyzes factors such as the management, financial condition, and market position of individual companies to select companies that it believes will make attractive long-term investments. In selecting individual securities, the Advisor uses fundamental analysis and looks for one or more of the following characteristics:

•	Strong strategic profiles (e.g., strong market position, benefits from technology, market share gains in a mature market and high barriers to entry).

•	Companies well-positioned to benefit from an anticipated upturn in an industry sub-sector due to sharply reduced competition and improving demand.

•	Companies trading at very low valuations relative to fundamental or break-up value.

Principal Risks of Investing in the Series

As with any stock fund, the value of your investment will fluctuate in response to stock market movements. You could lose money on your investment in the Series or the Series could underperform if any of the following occurs:

•	Foreign and/or U.S. stock markets go down.

•	An adverse event, such as an unfavorable earnings report, depresses the value of one or more of the Series’ portfolio holdings.

•	The Advisor’s judgments about the attractiveness, relative value or potential appreciation of a strategy or security prove to be incorrect.

In addition to the general risks of stock funds, the Series has special risks due to its focus on foreign stocks. These risks include:

•	The prices of foreign common stocks may, at times, move in a different direction than the prices of U.S. common stocks.

•	Because the Series’ investments in foreign securities are often denominated in the currencies of the countries in which they are located, the value of the Series may be affected by changes in exchange rates between those foreign currencies and the U.S. dollar.

•	The Advisor’s attempt to manage the currency risk described above may not accurately predict movements in currency exchange rates, which could cause the Series to sustain losses.

The Series may also have special risks due to its investments in emerging market countries. In addition to the risks discussed above relating to investments in foreign companies located in developed countries, the Series’ investments in emerging market countries are subject to the following risks:

•	Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries.

•	Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation.

•

It is sometimes difficult to obtain and enforce court judgments in emerging market countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country.

•

There will tend to be an increased risk of price volatility associated with the Series’ investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

The Series may also have special risks due to its investments in stocks of small and mid-size companies. These risks include the following:

•	The stocks of small and mid-size companies may be subject to more abrupt or erratic market movements than the stocks of larger companies.

•	The stocks of small and mid-size companies may be less marketable than the stocks of larger companies.

•	Small and mid-size companies may have limited product lines, markets, or financial resources, and they may depend on a small management group. As a result, they fail more often than larger companies.

The Series is subject to the following risks due to its ability to invest in forward contracts:

•

Forwards, like all derivatives, can be extremely sensitive to changes in the market value of the underlying investment, and changes in the value of a forward contract may not correlate perfectly with the underlying investment.

•

The Series may not be able to receive amounts payable to it under its forward contracts as quickly as it may be able to sell or otherwise obtain payments from other investments, so the Series’ investments in such contracts may not be as liquid as the Series’ other investments.

•	The Series’ use of forwards is also subject to the risk that the counterparty to the forward contract will default or otherwise become unable to honor its obligation to the Series.

The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track,

although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities.

The risks above could contribute to a decline in the value of the Series’ investments and, consequently, the share price of the Series.

Summary of Past Performance

The bar chart and total return table provide some indication of the risks of investing in the Class A shares of the Series. The bar chart shows the variability in the performance of the Series by showing changes in the performance of the Class A shares of the Series for each of the last ten calendar years. The total return table shows how the average annual total returns for the Class A shares of the Series for different periods compare to those of a broad-based securities index. Past performance (both before and after taxes) does not necessarily indicate how the Series will perform in the future. Quarterly performance information of the Series is available at www.manning-napier.com.

CALENDAR YEARS ENDED DECEMBER 31

Quarterly Returns

Highest (quarter ended 09/30/09): 24.95%

Lowest (quarter ended 12/31/08): (24.30)%

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2010

	1 Year	5 Years	10 Years	Since Inception
Return Before Taxes	9.23%	7.02%	8.59%	9.75%
Return After Taxes on Distributions	8.73%	5.79%	7.60%	6.65%
Return After Taxes on Distributions and Sale of Series Shares	6.59%	5.81%	7.30%	6.68%
Index: (reflects no deduction for fees, expenses, or taxes)
MSCI All Country World Index ex US	11.15%	4.82%	5.54%	5.86%

Performance numbers for the Series are calculated from September 6, 1996, the Series’ inception date. Performance numbers for the Index are calculated from September 30, 1996.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Series shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisor

The investment advisor of the Series is Manning & Napier Advisors, LLC.

Portfolio Managers

The following investment professionals serve on the Series’ management team. No specific member of the Series’ management team is required to approve security purchases and sales.

Christian A. Andreach, CFA®

Co-Head of Global Equities, Senior Analyst/Managing Director of Consumer Group, has managed the Series since 2002.

Ebrahim Busheri, CFA®

Senior Analyst/Managing Director of Emerging Growth Group, has managed the Series since 2012.

Jeffrey S. Coons, Ph.D., CFA®

President and Co-Director of Research/Managing Director of Quantitative Strategies Group, has managed the Series since 1996.

Jeffrey W. Donlon, CFA®

Senior Analyst/Managing Director of Technology Group, has managed the Series since 2004.

Brian P. Gambill, CFA®

Senior Analyst/Managing Director of Capital Goods & Materials Group, has managed the Series since 2002.

Jeffrey A. Herrmann, CFA®

Co-Head of Global Equities, Co-Director of Research/Managing Director of Themes and Overviews Group, has managed the Series since 1996.

Brian W. Lester, CFA®

Senior Analyst/Managing Director of Life Sciences Group, has managed the Series since 2009.

Michael J. Magiera, CFA®

Senior Analyst/Managing Director of Real Estate Group, has managed the Series since 1996.

Christopher F. Petrosino, CFA®

Senior Analyst/Managing Director of Quantitative Strategies Group, has managed the Series since 2012.

Marc Tommasi

Head of Global Investment Strategy, Senior Analyst/Managing Director of Global Strategies Group, has managed the Series since 1996.

Virge J. Trotter, III, CFA®

Senior Analyst/Managing Director of Services Group, has managed the Series since 2009.

Purchase and Sale of Series Shares

You may purchase or redeem shares of the Series on any day the New York Stock Exchange (NYSE) is open. The minimum initial investment of the Series is $2,000. There is no minimum for subsequent investments. You may purchase or redeem shares of the Series by mail (Manning & Napier Fund, Inc., P.O. Box 9845, Providence, RI 02940-8045), by Internet (www.manning-napier.com), by telephone (1-800-466-3863) or, with respect to purchases only, by wire. Shareholders holding shares through a financial intermediary should contact their financial intermediary to learn how to place purchase and redemption orders.

Shares of the Series may be purchased from time to time by the Advisor for the accounts of its advisory clients who utilize discretionary account management services provided by the Advisor or its affiliates. Purchases and sales of Series shares for these clients are made at the Advisor’s discretion pursuant to client authorization.

Tax Information

The distributions made by the Series generally are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Series’ shares through a broker-dealer or other financial intermediary (such as a bank), the Series and its related companies may pay the intermediary for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

EXWAX Summ 01/23/2012